                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                       PAID
                                                                 THE NIELSEN CO.



                                   ESTABLISHED
                                   VALUE FUND

                                    GROWTH &
                                   INCOME FUND

                                   OPPORTUNITY
                                   VALUE FUND

                                  INTERNATIONAL
                                      FUND





                                  ANNUAL REPORT
                                 MARCH 31, 1998

                          [GRADISON MUTUAL FUNDS LOGO]



                                                        GRADISON MUTUAL FUNDS
                                                           580 WALNUT STREET
                                                     CINCINNATI, OHIO 45202-3198


This material is intended for distribution to shareholders of the Gradison Growth Trust. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Growth Trust. McDonald & Company Securities, Inc.--Distributor

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                     May 6, 1998



Dear Shareholder:

The following letters are designed to provide general information about the investment activities in the four stock mutual funds which constitute the Gradison Growth Trust, during the year ended March 31, 1998. We have been deliberately brief, but encourage investors with questions to call their Investment Consultant or our Shareholder Service Representatives at (800) 869-5999.

All of us at Gradison Mutual Funds thank you for investing with us. We will continue to do our best to serve your investing needs.

ESTABLISHED VALUE FUND

The Established Value Fund invests primarily in common stocks of companies that are considered by Gradison to be undervalued. Stocks are selected based upon certain objective criteria and are chosen from those in the Standard & Poor's (S&P) 500 Composite Stock Index and from other companies with market capitalizations in excess of $1 billion. The Fund's ticker symbol is GETGX.

The stock market has continued to benefit from a favorable interest rate and low inflationary environment. Although it has been subjected to considerable volatility during the past year, the S&P 500 Index forged ahead with a total return of 48.09% for the 12 months ended March 31, 1998. The Fund provided a total return of 29.67% over the same period. The returns for the third and fourth fiscal quarters for the Fund were -2.71% and 8.42%, respectively, versus 2.87% and 13.95% for the S&P 500 Index. The performance shortfall of the Fund can be attributed to its exposure to technology stocks during the third fiscal quarter and its cash position in the fourth fiscal quarter. Although the Fund's returns on its technology holdings have significantly outpaced those of the market over the long term, their prices declined considerably along with the entire sector during the final calendar quarter of 1997. The employment of cash equivalents by the Fund typically serves to reduce the volatility during difficult markets, but can dampen returns during a surging stock market. This is what occurred in the fourth fiscal quarter as the broad market was in the midst of a powerful rise. Cash levels were approximately 26% during the period.

Performance leadership came from the financial sector. The shares of long time Fund holdings Travelers Group, Providian Financial, and Household International each posted excellent returns. Additionally, Beneficial Corporation significantly outperformed the market during the period and has since agreed to be acquired by Household International.

The ten largest holdings for the Fund as of March 31, 1998 were:

          COMPANY                                      INDUSTRY
          -------                                      --------
     Household International, Inc.                Financial Services
     Travelers, Inc.                              Financial Services
     Dayton-Hudson Corporation                    Department Stores
     Intel Corporation                            Microprocessors
     Textron, Inc.                                Aerospace
     Beneficial Corporation                       Financial Services
     Sun Microsystems, Inc.                       Computers
     Compaq Computer Corporation                  Computers
     Lockheed Martin Corporation                  Aerospace Defense
     Coastal Corporation                          Energy/Natural Gas

LETTER TO SHAREHOLDERS Continued
--------------------------------------------------------------------------------

The Fund continues to be built around holdings exhibiting consistent growth trading at valuations discounted from market price-to-earnings and price-to-book multiples.

As always, we remain committed to serving your investment needs.

Sincerely,

[SIGNATURE WILLIAM J. LEUGERS, JR.]                  [SIGNATURE DANIEL R. SHICK]

William J. Leugers, Jr.                              Daniel R. Shick
Executive Vice President                             Senior Vice President
and Portfolio Manager                                and Portfolio Manager


GROWTH & INCOME FUND

The Growth & Income Fund seeks long-term capital growth, current income, and growth of income by investing in high quality common stocks of large U.S. corporations that are determined to be relatively undervalued and which generally have above average dividend returns. The Fund's ticker symbol is GRINX.

The Fund's success is attributed to investing in quality common stocks at value prices. Indeed, as shown in the table below, your Fund's asset characteristics reflect the underlying attributes of high quality, well-known companies with histories of growing profits and dividends. It is our view that companies with these characteristics are usually good candidates for capital appreciation and income growth.

The Fund's stock portfolio exhibited the following value and growth characteristics at March 31, 1998:

                                      GRADISON
                                       GROWTH
                                      & INCOME        S&P 500
                                        FUND           INDEX
                                        ----           -----
     Yield                               1.9%           1.4%
     Price/earnings ratio*              20.9x          23.2x
     Return on equity                   20.4%          21.7%
     Annual five year earnings
        growth rate                     11.0%          12.5%
     Annual five year dividend
        growth rate                     10.3%           4.2%
     Beta                                 .95           1.00
--------------
* based on 1998 earnings estimates


Diversification has been important, too. The following table shows the five largest sectors of investment for the Fund. The Fund is positioned defensively with a strong sector exposure to consumer non-durables and services.

  SECTOR                        WEIGHING
  ------                        --------
Technology                        16%
Consumer Non-Durables             15
Energy Services                    9
Healthcare                         9
Financial Services                 8

LETTER TO SHAREHOLDERS Continued
--------------------------------------------------------------------------------

The investment performance of the Fund shown in this annual report is attributable to its more conservative sector diversification and value characteristics. The Fund's risk averse and safe posture, coupled with its smaller position in technology and large exposure in defensive stocks, caused its annual total return performance to be lower than that achieved by the S&P 500 Index, 38% versus 48%.

Dividends play an important role in this Fund. Every stock in the Fund has a history of dividend increases. Long term dividend growth has been strong, as shown above. We believe that an "above-average dividend yield" strategy is one of the best approaches for selecting superior stocks and can contribute to steady investment performance results over a long-term investment horizon.

The top ten holdings of the Fund at March 31, 1998, and their current dividend yields are presented below.

All but two have dividend yields higher than the 1.4% current yield of the S&P 500 Index.
                                           CURRENT
          COMPANY                           YIELD
          -------                           -----
Hewlett-Packard Company                      0.9%
Pitney Bowes, Inc.                           1.8
Ameritech Corporation                        2.4
Mobil Corporation                            3.0
Norwest Corporation                          1.6
Exxon Corporation                            2.4
Merck & Co., Inc.                            1.4
American Home Products
  Corporation                                1.8
International Flavors &
  Fragrances, Inc.                           3.1
American General Corporation                 2.3

In the fiscal year ending March 31, 1998, shareholders received the following distributions.

                        INCOME                CAPITAL GAINS
                     DISTRIBUTIONS            DISTRIBUTIONS
                     -------------            -------------
June 2, 1997             $0.06                    $0.18
August 26, 1997           0.06
November 24, 1997         0.11                     0.08
March 19, 1998            0.06

In total, $0.55 per share was distributed to shareholders over the past twelve months compared to the $0.34 per share distributed for the same period last year. The Fund distributes its income each quarter and distributes capital gains twice a year. Beginning with the March distribution, all distributions will be made during the last month of each calendar quarter. The next distribution will be in June, 1998, subject to the Board of Trustees' approval.

The Fund continues to be tax efficient for shareholders subject to income taxation. The annual portfolio turnover for the Fund for the year was 4%, well under the mutual fund industry's average turnover which is close to 80% annually. Reduced turnover in the Fund's holdings results in lower recognition of capital gains. Therefore, less of the Fund's total return to shareholders is currently taxable.

Sincerely,

[SIGNATURE, JULIAN C. BALL, CFA]

Julian C. Ball, CFA
Executive Vice President
and Portfolio Manager

LETTER TO SHAREHOLDERS Continued
--------------------------------------------------------------------------------

OPPORTUNITY VALUE FUND

The Opportunity Value Fund invests primarily in common stocks of smaller companies that are exhibiting high earnings growth relative to their price-earnings ratio. Stocks are chosen based upon certain objective criteria and are selected from securities not included in the Standard & Poor's (S&P) 500 Composite Stock Index whose market capitalizations are typically less than $1 billion at the time of purchase. The Fund's ticker symbol is GOGFX.

The small cap sector of the market provided outstanding returns over the past 12 months as the Russell 2000 Small Stock Index had a total return of 42.24% through March 31, 1998. The total return for the Fund was 42.02% during the same period. The Fund employs the use of cash equivalents in order to reduce net asset value volatility. We believe such a strategy is a prudent practice under current market conditions. Despite having in excess of 25% in cash equivalents during the year ended March 31, 1998, the Fund garnered nearly the entire (99.5%) return of the Russell 2000 Index over the period.

The Fund continues to benefit from corporate actions among its holdings. There have been several companies within the portfolio that have been the target of acquisitions in recent months. The merger activity has occurred across several industries. These would include the financial sector where insurers Equitable of Iowa and American Bankers Insurance Group were both acquired. Companies within the technology group were also merged, such as DHTK Technology, Chips & Technologies, Computer Data Systems, Devon Group and Graphic Industries. Other acquisitions included casino operator Harvey's Casino Resorts and specialized industrial parts maker Talley Industries. The final closing of certain acquisitions is pending. It is important to note that the potential for takeover is not a consideration when purchasing shares of a company for the Fund. It is, we believe, merely a product of the Fund's discipline of focusing on companies that have delivered consistent earnings growth trading at discounted share valuations. There can be no assurance that any securities owned by the Fund will be the subject of a takeover.

The ten largest holdings for the Fund as of March 31, 1998 were:

          COMPANY                            INDUSTRY
          -------                            --------
     American Bankers
       Insurance Group                  Insurance
     Raymond James
       Financial, Inc.                  Brokerage Firm
     Universal Health Services          Acute Care Hospitals
     Fremont General Corporation        Insurance
     Keane, Inc.                        Computer Software
     Mueller Industries, Inc.           Metal Fabrication
     Norstan, Inc.                      Telecommunications
     ABM Industries, Inc.               Business Services
     TR Financial Corporation           Banking
     Wynn's International, Inc.         Automotive Parts


As always, we remain committed to serving your investment needs.

Sincerely,

[SIGNATURE, WILLIAM J. LEUGERS, JR.]         [SIGNATURE, DANIEL R. SHICK]

William J. Leugers, Jr.                      Daniel R. Shick
Executive Vice President                     Senior Vice President
and Portfolio Manager                        and Portfolio Manager

LETTER TO SHAREHOLDERS Continued
--------------------------------------------------------------------------------

INTERNATIONAL FUND

The Gradison International Fund provides investors the opportunity to gain exposure to international markets in their portfolios. We have chosen Blairlogie Capital Management of Edinburgh to be our investment subadviser for this fund. Blairlogie specializes in managing international portfolios and offers a strategy which includes investments in both developed and emerging markets. The Fund's ticker symbol is INTFX.

The Fund seeks growth of capital by investing in common stocks of companies based outside the United States. The Fund generally invests a maximum of 30% of assets in companies based in emerging countries. As of March 31, 1998, the top five countries represented 47% of the Fund's total investments:

                                     PERCENT OF
         COUNTRY                     INVESTMENTS
         -------                     -----------
     France                             11.6%
     Italy                              10.5
     Japan                               8.8
     Germany                             8.2
     United Kingdom                      7.9


The remainder of the portfolio was diversified over an additional 6 developed and 8 emerging markets. The entire portfolio is shown in the enclosed financial statements.

We are encouraged by the Fund's recent performance results. For the quarter ended March 31, 1998, the Fund showed a total return of 14.7% versus the MSCI EAFE and EM Index of 13.6%. For the past year, the returns are even more encouraging at 19.1% versus 15.1%. The results of the past quarter and year were influenced largely by the Fund's significant emphasis on Continental Europe and deemphasis of Asian markets.

Looking ahead, the international markets have demonstrated considerably more stability since the beginning of the year than they did at the end of 1997. The European markets are benefiting from a combination of a trend towards corporate restructuring reminiscent of the United States and the macroeconomic convergence around the European currency. While the emerging markets have bounced a bit from an oversold position, they will continue to feel the impact of the weakness in the Asian economies and generally declining investor sentiment surrounding these markets. As we have indicated on several occasions, the best outcome for international investing would be for the U.S. market to go sideways for a period, allowing other markets to shine.

Sincerely,

[SIGNATURE, BRADLEY E. TURNER]

Bradley E. Turner
President

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

ESTABLISHED VALUE FUND                                       YEAR ENDED            11 MONTHS    YEAR
                                                   -----------------------------     ENDED      ENDED
                                                   3/31/98    3/31/97    3/31/96    3/31/95    4/30/94
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE AT BEGINNING OF PERIOD             $28.827    $27.567    $23.381    $22.515    $21.375
                                                   -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              .465       .445       .436       .376       .256
   Net realized and unrealized gain on investments   7.699      3.615      5.190      1.520      2.104
                                                   -------    -------    -------    -------    -------
     TOTAL INCOME FROM INVESTMENT OPERATIONS         8.164      4.060      5.626      1.896      2.360
                                                   -------    -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income              (.480)     (.450)     (.430)     (.370)     (.220)
   Distributions from realized capital gains        (2.570)    (2.350)    (1.010)     (.660)    (1.000)
                                                   -------    -------    -------    -------    -------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (3.050)    (2.800)    (1.440)    (1.030)    (1.220)
                                                   -------    -------    -------    -------    -------
NET ASSET VALUE AT END OF PERIOD                   $33.941    $28.827    $27.567    $23.381    $22.515
                                                   =======    =======    =======    =======    =======
TOTAL RETURN                                         29.67%     15.14%     24.84%      8.85%(1)  11.30%
                                                   =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)        $567.3     $429.7     $366.4     $277.4     $253.3
   Ratio of gross expenses to average
      net assets(2)                                   1.10%      1.12%      1.16%        --         --
   Ratio of net expenses to average net assets        1.10%      1.12%      1.15%      1.20%(3)   1.22%
   Ratio of net investment income to average
     net assets                                       1.44%      1.57%      1.70%      1.87%(3)   1.15%
   Portfolio turnover rate                              20%        31%        18%        24%        38%
   Average commission paid per share traded         $.0679     $.0600         --         --         --


--------------------------------------------------------------------------------


GROWTH & INCOME FUND                                         YEAR ENDED              PERIOD
                                                    -----------------------------   2/28/95*
                                                    3/31/98    3/31/97    3/31/96  TO 3/31/95
                                                    -------    -------    -------  ----------
NET ASSET VALUE AT BEGINNING OF PERIOD             $21.477    $18.459     $15.189   $15.000
                                                   -------    -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              .236       .246        .173      .030
   Net realized and unrealized gain on investments   7.825      3.112       3.317      .159
                                                   -------    -------     -------   -------
     TOTAL INCOME FROM INVESTMENT OPERATIONS         8.061      3.358       3.490      .189
                                                   -------    -------     -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income              (.290)     (.210)      (.185)       --
   Distributions from realized capital gains         (.260)     (.130)      (.035)       --
                                                   -------    -------     -------   -------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (.550)     (.340)      (.220)       --
                                                   -------    -------     -------   -------
NET ASSET VALUE AT END OF PERIOD                   $28.988    $21.477     $18.459   $15.189
                                                   =======    =======     =======   =======
TOTAL RETURN                                         38.00%     18.33%      23.09%     1.27%(1)
                                                   =======    =======     =======   =======
RATIOS/SUPPLEMENTAL DATA:

   Net assets at end of period (in millions)         $60.1      $25.7       $12.0      $1.2
   Ratio of gross expenses to average
     net assets(2)(4)                                 1.52%      1.84%       3.09%    13.88%
   Ratio of net expenses to average net assets        1.49%      1.50%       1.50%     0.00%(3)
   Ratio of net investment income to average
     net assets(4)                                    1.02%      1.34%       1.39%     4.09%(3)
   Portfolio turnover rate                               4%        16%          3%        4%
   Average commission paid per share traded         $.0595     $.0466          --        --


--------------------------------------------------------------------------------

  (1) Total return represents the actual return over the period and has not been annualized.
  (2) Effective March 31, 1996, this ratio reflects gross expenses before reduction for earnings credits; such reductions are included in the ratio of net expenses.
  (3)  Annualized.
  (4) During each of the periods ending March 31, 1997, 1996, and 1995, the adviser absorbed expenses of the Growth & Income Fund through waiver of certain expenses. Assuming no waiver of expenses, the ratio of net investment income to average net assets would have been 1.09%, .01% and -9.79% (annualized), respectively. (Note 2)
   *   Date of public offering

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period

OPPORTUNITY VALUE FUND                                       YEAR ENDED             11 MONTHS    YEAR
                                                   ------------------------------     ENDED      ENDED
                                                   3/31/98     3/31/97    3/31/96    3/31/95    4/30/94
                                                   -------     -------    -------    -------    -------
NET ASSET VALUE AT BEGINNING OF PERIOD             $22.771     $22.264    $18.100    $18.348    $17.547
                                                   -------     -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              .227        .203       .193       .136       .086
   Net realized and unrealized gain on investments   8.725       2.509      4.731       .176      1.585
                                                   -------     -------    -------    -------    -------
     TOTAL INCOME FROM INVESTMENT OPERATIONS         8.952       2.712      4.924       .312      1.671
                                                   -------     -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income              (.270)      (.165)     (.185)     (.120)     (.070)
   Distributions from realized capital gains        (3.560)     (2.040)     (.575)     (.440)     (.800)
                                                   -------     -------    -------    -------    -------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (3.830)     (2.205)     (.760)     (.560)     (.870)
                                                   -------     -------    -------    -------    -------
NET ASSET VALUE AT END OF PERIOD                   $27.893     $22.771    $22.264    $18.100    $18.348
                                                   =======     =======    =======    =======    =======
TOTAL RETURN                                         42.02%      12.46%     28.00%      1.75%(1)   9.75%
                                                   =======     =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)        $175.7      $114.5     $103.0      $84.7      $83.3
   Ratio of gross expenses to average
     net assets(2)                                    1.31%       1.36%      1.41%        --         --
   Ratio of net expenses to average net assets        1.31%       1.36%      1.41%      1.37%(3)   1.38%
   Ratio of net investment income to average
     net assets                                        .86%        .90%       .95%       .84%(3)    .47%
   Portfolio turnover rate                              42%         35%        24%        32%        40%
   Average commission paid per share traded         $.0572      $.0600         --         --         --


--------------------------------------------------------------------------------


INTERNATIONAL FUND                                           YEAR ENDED         PERIOD
                                                         ------------------    5/31/95*
                                                         3/31/98    3/31/97  TO 3/31/96
                                                         -------    -------  ----------
NET ASSET VALUE AT BEGINNING OF PERIOD                   $16.226    $15.822    $15.000
                                                         -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                             .011      (.023)      .065
   Net realized and unrealized gain on investments         3.069       .457       .799
                                                         -------    -------    -------
     TOTAL INCOME FROM INVESTMENT OPERATIONS               3.080       .434       .864
                                                         -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                       --         --      (.042)
   Distributions from realized capital gains               (.172)     (.030)        --
                                                         -------    -------    -------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                   (.172)     (.030)     (.042)
                                                         -------    -------    -------
NET ASSET VALUE AT END OF PERIOD                         $19.134    $16.226    $15.822
                                                         =======    =======    =======
TOTAL RETURN                                               19.11%      2.78%      5.76%(1)
                                                         =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)               $33.3      $24.8      $15.3
   Ratio of net expenses to average net
     assets(4)                                              2.00%      2.00%      1.75%(3)
   Ratio of net investment income (loss) to average
     net assets(4)                                           .04%      (.13)%      .70%(3)
   Portfolio turnover rate                                    83%        92%        72%
   Average commission paid per share traded               $.0036     $.0010         --


--------------------------------------------------------------------------------

  (1) Total return represents the actual return over the period and has not been annualized.
  (2) Effective March 31, 1996, this ratio reflects gross expenses before reduction for earnings credits; such reductions are included in the ratio of net expenses.
  (3)  Annualized.
  (4) During each of the periods ending March 31, 1998, 1997 and 1996, the adviser absorbed expenses of the International Fund through waiver of certain expenses. Assuming no waiver of expenses, the ratio of expenses to average net assets would have been 2.40%, 2.78% and 3.73% (annualized) and the ratio of net investment income to average net assets would have been -.35%, -.91% and -1.28% (annualized), respectively. (Note 2)
   *   Date of public offering

                 See accompanying notes to financial statements.

ESTABLISHED VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
May 1, 1988  to March 31, 1998

                                         5/1/88               3/31/98
                                         ------               -------
  GRADISON ESTABLISHED VALUE FUND       $10,000               $37,296
  S & P 500                             $10,000               $57,221


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998

                                        10 YEARS    5 YEARS   3 YEARS   1 YEAR
                                        --------    -------   -------   ------
  Established Value Fund                 14.21%      17.35%    23.07%   29.67%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Performance figures are historical. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance the investment returns of which do not include any securities transaction expenses. Total returns shown include changes in share value and reinvestment of distributions.


PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS - 73.88%                VALUE
  ------        -------------------------             -----
                AEROSPACE/DEFENSE COMPANIES - 6.44%
   84,616       Lockheed Martin Corporation       $ 9,519,300
   80,000       Northrop Grumman Corporation        8,595,000
  126,400       Raytheon Company Cl. B              7,378,600
  140,000       Textron, Inc.                      10,780,000
                                                  -----------
                                                   36,272,900
                                                  -----------
                CHEMICALS - 2.03%
  255,000       Engelhard Corporation               4,845,000
  134,000       Hercules, Inc.                      6,616,250
                                                  -----------
                                                   11,461,250
                                                  -----------
                COMPUTING PRODUCTS - 9.69%
  400,000       Compaq Computer Corporation        10,350,000
  300,000       Data General Corporation(1)         5,306,250
  180,000       Harris Corporation                  9,382,500
  160,000       Intel Corporation                  12,480,000
  250,000       Sun Microsystems, Inc.(1)          10,421,875
  150,000       Tektronix, Inc.                     6,693,750
                                                  -----------
                                                   54,634,375
                                                  -----------
                CONSUMER  NON-DURABLES - 1.96%
  190,000       Coors (Adolph) Company Cl. B        6,602,500
  142,000       RJR Nabisco Holdings Corporation    4,446,375
                                                  -----------
                                                   11,048,875
                                                  -----------
                CONSUMER DURABLES - 6.69%
  150,000       Agco Corporation                    4,453,125
  133,000       Black & Decker Corporation          7,057,312
  190,000       Brunswick Corporation               6,626,250
   97,000       Goodyear Tire & Rubber
                (The) Company                       7,347,750
  100,000       Pulte Corporation                   4,650,000
  166,500       Snap-on, Inc.                       7,596,563
                                                  -----------
                                                   37,731,000
                                                  -----------

--------------------------------------------------------------------------------


                See accompanying notes to financial statements.

ESTABLISHED VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

   SHARES           COMMON STOCKS (CONTINUED)         VALUE
   ------           -------------------------         -----
                ENERGY - 6.21%
  109,000       Ashland, Inc.                     $ 6,172,125
  145,000       Coastal Corporation                 9,443,125
  100,000       Nicor, Inc.                         4,225,000
  250,000       Pride International, Inc.(1)        5,968,750
   50,000       Royal Dutch Petroleum Company       2,840,625
   82,000       Western Atlas, Inc.(1)              6,344,750
                                                  -----------
                                                   34,994,375
                                                  -----------
                FINANCIAL SERVICES - 9.07%
   85,000       Beneficial Corporation             10,566,562
  100,000       Household International, Inc.      13,775,000
  150,000       Provident Companies                 5,146,875
   70,000       Transamerica Corporation            8,155,000
  225,000       Travelers, Inc.                    13,500,000
                                                  -----------
                                                   51,143,437
                                                  -----------
                INDUSTRIAL PRODUCTS - 9.82%
  118,000       Cooper Industries, Inc.             7,013,625
  180,000       Goodrich (B.F.) Company             9,191,250
  165,000       Ingersoll-Rand Company              7,909,688
  148,000       Johnson Controls, Inc.              8,981,750
  175,950       Parker Hannifin Corporation         9,017,438
  185,000       Premark International               6,128,125
  210,000       Timken Company                      7,100,625
                                                  -----------
                                                   55,342,501
                                                  -----------
                INSURANCE - 7.11%
  142,500       Berkley (W.R.) Corporation          6,750,937
   42,000       Hartford Financial Services Group   4,557,000
   82,000       MBIA, Inc.                          6,355,000
  110,000       Providian Corporation               6,318,125
  143,000       SAFECO Corporation                  7,811,375
   93,000       St. Paul Companies, Inc.            8,288,625
                                                  -----------
                                                   40,081,062
                                                  -----------
                RETAIL TRADE - 8.90%
  320,000       American Stores Company             8,320,000
  150,000       Dayton-Hudson Corporation          13,200,000
  135,000       Dillard's, Inc.                     4,986,562
  110,000       Federated Department Stores,
                  Inc.(1)                           5,699,375
  400,000       K Mart Corporation(1)               6,675,000
   99,000       Mercantile Stores, Inc.             6,651,563
  100,000       Supervalu, Inc.                     4,662,500
                                                  -----------
                                                   50,195,000
                                                  -----------
                SERVICES - 2.75%
  150,000       Fingerhut Companies, Inc.           3,890,625
  156,000       Pittston Brink's Group              5,947,500
  254,000       Wendy's International, Inc.         5,667,375
                                                  -----------
                                                   15,505,500
                                                  -----------
                TELECOMMUNICATIONS - 1.05%
  300,000       Andrew Corporation(1)               5,925,000
                                                  -----------
                TRANSPORTATION - 2.16%
  213,000       America West Holdings Co.(1)        5,458,125
  180,000       Norfolk Southern Corporation        6,727,500
                                                  -----------
                                                   12,185,625
                                                  -----------
                TOTAL COMMON STOCKS
                  (COST $211,226,984)             416,520,900
                                                  -----------

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

ESTABLISHED VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued

-----------------------------------------------------------------------------------------------------------------------
   PRINCIPAL                                                                                   INTEREST
    AMOUNT                             COMMERCIAL PAPER - 15.90%                  MATURITY     RATE(2)          VALUE
    ------                             -------------------------                  --------     --------         -----
  $10,000,000  Ameritech Corporation                                               4/08/98       5.44%      $ 9,989,422
   10,000,000  Eastman Kodak Co.                                                   4/09/98       5.51         9,987,756
   10,000,000  Tribune Co.                                                         4/17/98       5.48         9,975,644
   10,000,000  Goldman Sachs Group (The), L.P.                                     4/21/98       5.50         9,969,444
   10,000,000  American Express Company                                            4/29/98       5.48         9,957,378
   10,000,000  International Business Machines Credit Corporation                  5/05/98       5.48         9,948,245
   10,000,000  Avco Financial Services, Inc.                                       5/11/98       5.50         9,938,889
   10,000,000  Chevron Corporation                                                 5/13/98       5.47         9,936,183
   10,000,000  Equitable Resources, Inc.                                           5/20/98       5.51         9,925,071
                                                                                                            -----------
               TOTAL COMMERCIAL PAPER (COST $89,628,032)                                                     89,628,032
                                                                                                            -----------


----------------------------------------------------------------------------------------------------------------------
                                     REPURCHASE AGREEMENT - 10.22%
                                     -----------------------------
   57,610,000  First National Bank of Chicago, dated 3/31/98, collateral:
               U.S. Treasury Note 6.25%; due 5/31/00, market value $35,555,031 and U.S. Treasury 6.125%; due 12/31/01, market value $26,340,086
               (repurchase proceeds $57,619,362) (COST $57,610,000)                4/01/98      5.85        57,610,000
                                                                                                          ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1) (COST $358,465,016) - 100%                            $563,758,932
                                                                                                          ============

----------------------------------------------------------------------------------------------------------------------


  (1)  Non-income producing
  (2) For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund. For the repurchase agreement, the rate shown reflects the actual rate of return to the Fund.

                 See accompanying notes to financial statements.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
February 28, 1995  to March 31, 1998

                                        2/28/95             3/31/98
                                        -------             -------
GRADISON GROWTH & INCOME FUND           $10,000             $20,355
S & P 500                               $10,000             $24,118


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998

                                          INCEPTION    3 YEARS   1 YEAR
                                          ---------    -------   ------
  Growth & Income Fund                      25.88%     26.20%    38.00%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Performance figures are historical. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance the investment returns of which do not include any securities transaction expenses. Expense reimbursement by the Fund's investment adviser increased return during the period shown. Total returns shown include changes in share value and reinvestment of distributions.


PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS - 97.47%               VALUE
  ------        ----------------------               -----
                BANK SERVICES - 7.70%
   25,000       Huntington Bancshares, Inc.        $  909,375
   12,000       Morgan (J.P.) & Company, Inc.       1,611,750
   50,000       Norwest Corporation                 2,078,125
                                                   ----------
                                                    4,599,250
                                                   ----------
                CHEMICALS - 4.91%
   20,000       Avery-Dennison Corporation          1,067,500
   20,000       Du Pont (E.I.) de Nemours
                  & Company                         1,360,000
   20,000       Schulman, (A.), Inc.                  502,500
                                                   ----------
                                                    2,930,000
                                                   ----------
                CONSUMER DURABLES - 3.24%
   35,000       Cooper Tire & Rubber Company          831,250
   20,000       TRW, Inc.                           1,102,500
                                                   ----------
                                                    1,933,750
                                                   ----------
                CONSUMER NON-DURABLES - 14.66%
   30,000       Archer Daniels Midland Corporation    658,125
   10,000       Bestfoods                           1,168,750
   15,000       Heinz (H.J.) Company                  875,625
   40,000       International Flavors &
                  Fragrances, Inc.                  1,885,000
   20,000       Kellogg Company                       862,500
   20,000       Lancaster Colony Corporation          846,250
   20,000       Newell Company                        968,750
   15,000       Pepsico, Inc.                         640,312
   10,000       Procter & Gamble Company              843,750
                                                   ----------
                                                    8,749,062
                                                   ----------
                ENERGY - 9.27%
   15,000       Chevron Corporation                 1,204,687
   30,000       Exxon Corporation                   2,028,750
   30,000       Mobil Corporation                   2,298,750
                                                   ----------
                                                    5,532,187
                                                   ----------

--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

   SHARES           COMMON STOCKS (CONTINUED)         VALUE
   ------           -------------------------         -----
                FINANCIAL SERVICES - 8.32%
   25,000       American General Corporation       $1,617,187
   10,000       Cincinnati Financial Corporation    1,240,000
   10,000       Excel Limited                         775,000
   15,000       St. Paul Companies                  1,336,875
                                                   ----------
                                                    4,969,062
                                                   ----------
                HEALTHCARE & PHARMACEUTICALS - 8.52%
   20,000       American Home Products Corporation  1,907,500
   12,000       Bristol-Myers Squibb Company        1,251,750
   15,000       Merck & Co., Inc.                   1,925,625
                                                   ----------
                                                    5,084,875
                                                   ----------
                INDUSTRIAL PRODUCTS - 8.01%
   10,000       AMP Inc.                              438,125
   15,000       General Electric Company            1,292,812
   20,000       Hubbell, Inc.                       1,007,500
   30,000       Pall Corporation                      645,000
   25,000       Waste Management, Inc.                770,313
   35,000       Worthington Industries, Inc.          627,813
                                                   ----------
                                                    4,781,563
                                                   ----------
                RETAIL TRADE & SERVICES - 6.12%
   10,000       J.C. Penney Company, Inc.             756,875
   10,000       May Department Stores Co.             635,000
    7,000       McDonald's Corporation                420,000
   60,000       Reynolds & Reynolds Company Cl. A   1,312,500
   15,000       Walgreen Co.                          527,813
                                                   ----------
                                                    3,652,188
                                                   ----------

                TECHNOLOGY - 16.44%
   10,000       Automatic Data Processing, Inc.       680,625
   25,000       Diebold, Inc.                       1,100,000
   40,000       Hewlett Packard Company             2,535,000
   15,000       Intel Corporation                   1,170,000
   10,000       Minnesota Mining & Manufacturing
                  Company                             911,875
   15,000       Motorola, Inc.                        909,375
   50,000       Pitney-Bowes, Inc.                  2,509,375
                                                   ----------
                                                    9,816,250
                                                   ----------
                TELECOMMUNICATIONS - 7.68%
   50,000       Ameritech Corporation               2,471,875
   10,000       Bell Atlantic Corporation           1,025,000
   25,000       SBC Communications, Inc.            1,090,625
                                                   ----------
                                                    4,587,500
                                                   ----------
                TRANSPORTATION - 0.44%
   10,000       Comair Holdings                       265,000
                                                   ----------
                UTILITIES - 2.16%
   10,000       Duke Energy Company                   595,625
   25,000       Southern Corporation                  692,188
                                                   ----------
                                                    1,287,813
                                                   ----------
                TOTAL COMMON STOCKS
                  (COST $42,477,806)               58,188,500
                                                   ----------

--------------------------------------------------------------------------------

    PRINCIPAL                                                                                INTEREST
     AMOUNT                 REPURCHASE AGREEMENT - 2.53%                          MATURITY   RATE(1)         VALUE
     ------                 ----------------------------                          --------   --------        -----
   $1,510,000  First National Bank of Chicago, dated 3/31/98, collateral:
               U.S. Treasury Note 6.75%; due 6/30/99, market value $1,545,798
               (repurchase proceeds $1,510,245) (COST $1,510,000)                  4/01/98     5.85%         1,510,000
                                                                                                           -----------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1) (COST $43,987,806) - 100.00%                           $59,698,500
                                                                                                           ===========

--------------------------------------------------------------------------------

  (1) For the repurchase agreement, the interest rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.

OPPORTUNITY VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
May 1, 1988 to March 31, 1998

                                        5/1/88              3/31/98
                                        ------              -------
GRADISON OPPORTUNITY VALUE FUND         $10,000             $39,369
S & P 500                               $10,000             $57,221
RUSSELL 2000                            $10,000             $34,111


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998

                           10 YEARS    5 YEARS   3 YEARS   1 YEAR
                           --------    -------   -------   ------
  Opportunity Value Fund    14.88%      17.44%    26.92%   42.02%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Performance figures are historical. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Russell 2000 Small Stock Index is an unmanaged group of stocks representative of small company stock performance; the Standard & Poor's (S&P) 500 Composite Stock Price Index is an unmanaged group of common stocks widely recognized as an index of market performance. The investment returns of these indices do not include any securities transaction expenses. Total returns shown include changes in share value and reinvestment of distributions.


PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS - 72.85%               VALUE
  ------        ----------------------               -----
                AUTOMOTIVES - 4.60%
   25,000       Borg-Warner Auto, Inc.             $1,603,125
   30,000       Gleason Corporation                 1,051,875
   70,000       Intermet Corporation                1,557,500
   30,000       Motocar Parts & Acc.(1)               534,375
   30,000       Superior Industries International     995,625
  100,000       Wynn's International, Inc.          2,275,000
                                                  -----------
                                                    8,017,500
                                                  -----------
                BANKS - 10.12%
    4,000       First Empire State Corporation      1,999,500
   30,000       Firstar Corporation                 1,185,000
   39,000       Granite State Bankshares            1,057,875
   47,740       HUBCO, Inc.                         1,826,055
   46,125       Mercantile Bankshares Corporation   1,669,148
   12,000       National City Bankcorp(1)             406,500
   40,000       Old Kent Financial Corporation      1,535,000
   50,000       TCF Financial Corporation           1,696,875
   66,000       TR Financial Corporation            2,293,500
   20,000       Union Planters Corporation          1,243,750
   39,000       Westcorp, Inc.                        653,250
   40,000       Zions Bancorporation                2,090,000
                                                  -----------
                                                   17,656,453
                                                  -----------

--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

OPPORTUNITY VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------
  SHARES        COMMON STOCKS (CONTINUED)            VALUE
  ------        -------------------------            -----
                BUILDING MATERIALS - 4.48%
   39,000       Butler Manufacturing Company      $ 1,404,000
   32,000       Cascade Corporation                   518,000
   25,000       Fibermark, Inc.(1)                    582,812
   45,000       Hughes Supply Company               1,628,438
   84,150       Republic Group, Inc.                1,714,556
   34,000       Texas Industries, Inc.              1,965,625
                                                  -----------
                                                    7,813,431
                                                  -----------
                BUSINESS SERVICES - 4.22%
   75,000       ABM Industries, Inc.                2,329,687
   38,000       Inacom Corporation(1)               1,049,750
   70,000       Merrill Corporation                 1,531,250
  100,000       Norstan, Inc.(1)                    2,450,000
                                                  -----------
                                                    7,360,687
                                                  -----------
                CHEMICALS - 1.94%
   30,000       Cambrex Corporation                 1,511,250
   45,000       Ferro Corporation                   1,321,875
   44,000       Stephan Company                       555,500
                                                  -----------
                                                    3,388,625
                                                  -----------
                COMPUTER PRODUCTS - 3.43%
   35,000       Adaptec, Inc.(1)                      686,875
   40,000       DRS Technologies, Inc.(1)             555,000
   70,000       Innovex, Inc.                       1,693,125
   45,000       Keane, Inc.(1)                      2,542,500
   30,000       Printronix, Inc.(1)                   498,750
                                                  -----------
                                                    5,976,250
                                                  -----------
                COMPUTER SERVICES - 1.77%
   60,000       Affiliated Computer
                  Services, Inc.(1)                 1,991,250
   19,000       Devon Group, Inc.(1)                1,099,625
                                                  -----------
                                                    3,090,875
                                                  -----------
                CONSUMER DURABLES - 1.47%
   46,000       Cannondale Corporation(1)             759,000
   42,000       Culp, Inc.                            861,000
   23,000       Thor Industries, Inc.                 941,563
                                                  -----------
                                                    2,561,563
                                                  -----------
                ELECTRONICS - 3.77%
   52,000       Coherent, Inc.(1)                   1,248,000
   40,500       CTS Corporation                     1,374,469
   54,000       EDO Corporation(1)                    486,000
   25,000       Electro Scientific Industries,
                  Inc.(1)                             962,500
   25,000       Esterline Technologies
                  Corporation(1)                    1,054,687
   34,000       Park Electrochemical Corporation      877,625
   20,000       Zero Corporation                      565,000
                                                  -----------
                                                    6,568,281
                                                  -----------
                ENERGY SERVICES - 1.70%
   20,000       Lone Star Technology, Inc.(1)         475,000
   20,000       SEACOR SMIT, Inc.(1)                1,163,750
   60,000       World Fuel Services Corporation     1,320,000
                                                  -----------
                                                    2,958,750
                                                  -----------
                FINANCIAL SERVICES - 2.88%
   18,000       AmeriCredit Corporation(1)            495,000
   20,000       D & N Financial Corporation(1)        555,000
   69,000       Raymond James Financial, Inc.       3,005,813
   35,000       Vermont Financial Services
                  Corporation                         966,875
                                                  -----------
                                                    5,022,688
                                                  -----------
                HEALTH CARE - 4.42%
   42,000       Genesis Health Ventures, Inc.(1)    1,181,250
   40,000       HealthSouth Corporation(1)          1,122,500
   35,000       Integrated Health Services, Inc.    1,375,937
   68,000       Mariner Health Group, Inc.(1)       1,147,500
   50,000       Universal Health Services, Inc.(1)  2,887,500
                                                  -----------
                                                    7,714,687
                                                  -----------
                HOTELS/CASINOS - 0.39%
   24,000       Harveys Casinos Resorts               681,000
                                                  -----------
                HOUSING - 4.68%
   50,000       D.R. Horton, Inc.                   1,062,500
   43,000       Lennar Corporation                  1,480,812
   43,000       LNR Property Corporation            1,150,250
   49,000       MDC Holdings, Inc.                    869,750
   60,000       Oakwood Homes Corporation           2,197,500
   50,000       Toll Brothers, Inc.(1)              1,406,250
                                                  -----------
                                                    8,167,062
                                                  -----------
                INDUSTRIAL PRODUCTS - 4.96%
   21,000       Carpenter Technology                1,134,000
   25,000       Chase Industries, Inc.(1)             773,437
   30,000       DT Industries, Inc.                 1,140,000
   35,000       Farr Company(1)                       665,000
   44,000       Gehl Company(1)                       935,000
   31,800       Met-Pro Corporation                   494,888
   55,000       MTS Systems Corporation               876,562
   10,000       Robbins & Meyers, Inc.                381,250
   22,000       Thomas Industries, Inc.               489,500
   32,000       Transtechnology Corporation           964,000
   25,000       United Dominion Industries, Inc.      810,938
                                                  -----------
                                                    8,664,575
                                                  -----------

--------------------------------------------------------------------------------



                See accompanying notes to financial statements.

OPPORTUNITY VALUE FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS (CONTINUED)             VALUE
  ------        -------------------------             -----
                INSURANCE COMPANIES - 7.22%
   60,000       American Bankers Insurance
                  Group, Inc.                     $ 3,870,000
   45,000       Fremont General Corporation         2,646,562
   52,000       HCC Insurance Holdings, Inc.        1,196,000
   40,000       Orion Capital Corporation           2,187,500
   29,000       Protective Life Corporation         2,117,000
   22,000       Selective Insurance Group, Inc.       585,750
                                                  -----------
                                                   12,602,812
                                                  -----------
                MEDICAL EQUIPMENT - 1.16%
   35,000       EMPI, Inc.(1)                         564,375
   31,000       Thermedics, Inc.(1)                   552,188
   30,000       West Company, Inc.                    903,750
                                                  -----------
                                                    2,020,313
                                                  -----------
                NATURAL RESOURCES - 4.20%
   29,000       Atchison Casting Corporation          453,125
   24,000       Florida Rock Industries               685,500
   40,000       Mueller Industries, Inc.(1)         2,532,500
   37,000       Quanex Corporation                  1,112,313
    5,000       Scope Industries                      315,313
   32,000       Southdown, Inc.                     2,230,000
                                                  -----------
                                                    7,328,751
                                                  -----------
                RETAIL TRADE & SERVICES - 1.93%
   43,000       BJ's Wholesale Club, Inc.(1)        1,677,000
   40,000       O'Charleys, Inc.(1)                   847,500
   45,000       Play By Play Toys &
                  Novelties, Inc.(1)                  838,125
                                                  -----------
                                                    3,362,625
                                                  -----------
                SEMICONDUCTORS - 1.46%
   50,000       Dallas Semiconductor Corporation    1,681,250
   40,000       Kulicke and Soffa Industries,
                  Inc.(1)                             870,000
                                                  -----------
                                                    2,551,250
                                                  -----------
                TELECOMMUNICATIONS - 0.29%
   30,000       Communication Systems, Inc.           511,875
                                                  -----------
                TRANSPORTATION - 1.76%
   75,000       Comair Holdings, Inc.               1,987,500
   30,000       U.S. Freightways Corporation        1,080,000
                                                  -----------
                                                    3,067,500
                                                  -----------
                TOTAL COMMON STOCKS
                  (COST $68,035,162)              127,087,553
                                                  -----------

--------------------------------------------------------------------------------

   PRINCIPAL                                                                            INTEREST
    AMOUNT                             COMMERCIAL PAPER - 12.84%           MATURITY     RATE (2)         VALUE
    ------                             -------------------------           --------     --------         -----
   $2,500,000  Ameritech Corporation                                        4/08/98       5.44%        2,497,356
    2,500,000  Eastman Kodak Co.                                            4/09/98       5.51         2,496,939
    2,500,000  Tribune Co.                                                  4/17/98       5.48         2,493,911
    2,500,000  Goldman Sachs Group (The), L.P.                              4/21/98       5.50         2,492,361
    2,500,000  American Express Company                                     4/29/98       5.48         2,489,344
    2,500,000  International Business Machines Credit Corporation           5/05/98       5.48         2,487,061
    2,500,000  Avco Financial Services, Inc.                                5/11/98       5.50         2,484,722
    2,500,000  Chevron Corporation                                          5/13/98       5.47         2,484,046
    2,500,000  Equitable Resources, Inc.                                    5/20/98       5.51         2,481,268
                                                                                                     -----------
               TOTAL COMMERCIAL PAPER (COST $22,407,008)                                              22,407,008
                                                                                                     -----------

--------------------------------------------------------------------------------

                                     REPURCHASE AGREEMENT - 14.31%
                                     -----------------------------
   24,960,000  First National Bank of Chicago, dated 3/31/98, collateral:
               U.S. Treasury Note 6.75%; due 6/30/99, market value
               $25,474,745 (repurchase proceeds $24,964,057)
               (COST $24,960,000)                                           4/01/98       5.85        24,960,000
                                                                                                    ------------
               TOTAL INVESTMENTS, AT VALUE (NOTE 1)
                 (COST $115,402,170) - 100%                                                         $174,454,561
                                                                                                    ============

--------------------------------------------------------------------------------

  (1)  Non-income producing
  (2) For commercial paper, the interest rate is the discount rate at the time of purchase by the Fund. For the repurchase agreement, the rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.

INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
May 31, 1995 to March 31, 1998

                                        5/31/95                   3/31/98
                                        -------                   -------
GRADISON INTERNATIONAL FUND             $10,000                   $12,948
EAFE/EMS                                $10,000                   $12,843


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998

                                      INCEPTION                  1 YEAR
                                      ---------                  ------
International Fund                      9.54%                    19.11%


Since the Fund's inception, its investment adviser has been waiving receipt of certain fees otherwise due to be paid by the Fund and paying certain Fund expenses which increased the Fund's return. Waiver and reimbursement arrangements may be terminated which would lower future performance. Performance figures are historical. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The EAFE/EMS Index is the Morgan Stanley Capital International Europe Australasia Far East plus Emerging Markets Index. Total returns shown include changes in share value and reinvestment of distributions.


PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

  SHARES        PREFERRED STOCKS - 0.76%               VALUE
  ------        ------------------------               -----
                GERMANY - 0.76%
      450       Man Ag-vorzugsaktien                 $113,027
      270       Sap Preferred                         114,827
                                                     --------
                TOTAL PREFERRED STOCKS
                  (COST $203,457)                     227,854
                                                     --------
--------------------------------------------------------------------------------
                Common Stocks - 99.24%
                ----------------------
                ARGENTINA - 2.84%
   39,350       Astra Cia Argentina De Petroleum       74,385
    9,497       Banco De Galicia Bue 'B'               58,512
    7,196       Banco Frances Rio Plata                72,333
   38,364       Dalmine Siderca Sa                    102,450
      541       IRSA (Inversiones y Representaciones
                SA) 144A ADR                           20,727
    9,040       Molinos Rio Plata 'B'                  22,152
    9,750       Perez Companc SA ADR                  132,038
    5,512       Telefonica de Argentina ADR           209,801
    4,800       YPF SA ADR                            163,200
                                                   ----------
                                                      855,598
                                                   ----------
                CHILE - 2.76%
    6,500       Banco Santander Chile ADR              91,406
    3,524       Chilgener SA ADR                       84,796
    1,750       Cia Cerveceria Unidas ADR              52,937
    7,000       Cia Telecommunications Chile ADR      192,938
    6,600       Empresa Nacional de Electridad
                  SA ADS                              127,050
    5,150       Enersis SA ADR                        162,547
    1,600       Madeco SA ADR                          27,700
    3,400       Maderas Y Sinteticos ADR               35,063
    1,300       Quimica y Minera SA ADR                57,200
                                                   ----------
                                                      831,637
                                                   ----------
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS (CONTINUED)             VALUE
  ------        -------------------------             -----
                FINLAND - 5.61%
    5,000       Enso Oy                            $   46,147
    1,200       Hartwall Oy                           141,113
    9,740       Metsa Serla Oy B Ord                   86,770
    2,070       Neste Oy                               61,224
    8,165       Nokia  AB Oy                          876,506
    5,200       Okobank Osuspankk                     100,062
       55       Rauma Oy                                1,019
    7,100       Rautaruuki Oy                          59,077
    4,880       Upm-Kymmene Oy                        124,336
      550       Viking Line AB                         21,069
    3,000       Werner Soderstrom                     133,630
    3,200       Yit Yhtyma                             39,056
                                                   ----------
                                                    1,690,009
                                                   ----------
                FRANCE - 11.64%
    1,308       Alcatel Alst                          245,525
    1,616       AXA                                   166,407
    5,050       Banque Nationale de Paris             392,461
    1,290       Cie De St Gobain                      212,373
    1,230       Credit Commercial de France           101,049
      880       Danone                                212,482
    1,720       Eaux (Cie Generale)                   279,277
      550       Eaux (Cie Generale) Warrant               617
    1,482       Elf Aquitaine                         194,229
    1,840       France Telecom SA                      97,053
    2,100       Groupe GTM                            163,371
      490       L'Oreal                               227,770
    2,050       Lafarge                               174,371
    2,050       Lafarge Rights                          2,680
    1,550       Peugeot SA                            267,185
      290       Pinault-Printemps -- Redoute SA       224,203
      752       Schneider SA                           57,896
    1,240       Societe Generale                      248,172
    1,120       Total SA                              134,493
    1,160       Valeo                                 102,038
                                                   ----------
                                                    3,503,652
                                                   ----------
                GERMANY - 7.41%
       25       Allianz AG DEM (REGD)                   7,496
      860       Allianz AG Holdings                   259,720
    2,700       Basf AG                               120,083
    6,315       Bayer AG                              288,887
    2,400       Commerzbank AG                         86,690
    1,450       Daimler-Benz AG                       133,291
    1,010       Degussa AG                             57,509
    1,200       Deutsche Telekom Bank AG               90,292
    1,400       Dresdner Bank AG                       63,742
      462       Mannesmann AG                         338,255
      160       Munchener Ruckversicheru               69,214
    3,000       Rwe Ag                                161,409
    2,120       Siemens AG                            141,919
    4,232       Veba AG                               300,236
      138       Volkswagen AG                         108,052
      138       Volkswagen AG Rights                    2,507
                                                   ----------
                                                    2,229,302
                                                   ----------
                HUNGARY - 2.71%
    1,500       Danibius Hotels(1)                     39,379
      650       Graboplast Textiles Rt.                26,450
    6,900       Magyar Olaj Es Gazipari Rt.           211,550
   42,000       Matav                                 258,918
    2,900       OTP Bank Rt.                          147,508
    1,250       Richter Gedeon Rt.                    131,528
                                                   ----------
                                                      815,333
                                                   ----------
                IRELAND - 2.63%
   22,500       Allied Irish Banks Ord                276,077
   14,100       CRH Ord                               211,901
    8,800       Irish Life Ord                         80,355
    6,000       Kerry Group A Ord                      79,898
   49,900       Smurfit Jefferson Ord                 143,068
                                                   ----------
                                                      791,299
                                                   ----------
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS (CONTINUED)             VALUE
  ------        -------------------------             -----
                ISRAEL - 3.09%
    3,800       Agis Industries                    $   27,216
   33,000       Bank Leumi Le-Israel BM                62,385
   21,600       Bezeq Israel Telecommunications        58,283
   40,000       Bk Hapoalim BM                        109,485
    3,800       Blue Square Chain Stores(1)            41,879
    2,800       Eci Telecommunications ADR             86,100
    1,740       Elite Industries                       55,306
    2,000       Formula Systems(1)                     81,836
   63,000       ICl-Israel Chemical                    75,552
   37,000       Industrial Building                    63,065
      880       Koor Industries Ltd.                  109,441
   15,800       Supersol Ltd.                          51,098
    2,530       Teva Pharmaceutical Industries Ltd.   108,931
                                                   ----------
                                                      930,577
                                                   ----------
                ITALY - 10.52%
   13,500       Alleanza Assicuraz                    214,542
    8,120       Assicurazioni Generali SpA            250,076
   58,400       BCA Communicatios Italiana            291,069
    6,240       Benetton Group SpA                    130,968
   12,500       Danieli & Company                     121,587
   24,000       Edison SpA                            201,817
   61,500       Eni SpA                               418,579
   43,600       Fiat SpA                              181,705
   61,000       Istituto Nazionale delle
                  Assicurazioni                       197,559
   18,300       Instituto Mobiliare Italiano          296,841
   15,000       Italcementi SpA                       175,908
   52,110       Telecom Italia SpA                    410,211
   51,000       TIM SpA                               273,751
                                                   ----------
                                                    3,164,613
                                                   ----------
                JAPAN - 8.82%
    6,600       Aoyama Trading Company                158,379
    3,000       Bridgestone Corporation                67,941
    4,000       Canon                                  90,288
    6,200       Fanuc                                 213,871
    6,000       Fuji Photo Film Company               223,170
   19,000       Fujisawa Pharmaceutical Company       169,552
   28,000       Hitachi Ltd.                          203,673
    1,000       Ito-yokado Co Ltd.                     54,143
   17,000       Kirin Brewery Company                 151,705
    6,000       Matsushita Electric Works              96,287
   19,000       Mitsubishi Chemical Corporation        72,238
   65,000       Mitsui O.S.K. Lines Ltd.(1)           108,698
    6,000       Murata Manufacturing Company          165,578
    8,000       Nec Corporation                        80,389
       42       Nippon Telgraph & Telephone Company   174,802
   18,000       Sumitomo Bank                         183,576
   22,000       Sumitomo Trust & Banking              142,046
   10,000       Tokio Marine & Fire Insurance         111,735
    4,200       Tokyo Electric                         79,369
    4,000       Toyota Motor Corporation              106,486
                                                   ----------
                                                    2,653,926
                                                   ----------
                MEXICO - 1.81%
    5,250       Alfa SA de CV Ser A                    29,708
    6,450       Cemex SA                               29,229
   21,802       Cifra SA de Cv Servnpv                 39,776
    8,500       Controlodora Comercial
                  Mexicana SA de CV                    10,398
    1,850       Desc SA de CV Ser B                    13,531
      106       Desc SA de CV Ser C                       809
    4,700       Empresas La Modern A(1)                23,313
    2,800       Fomento Economico Mexico SA de CV      20,216
    5,050       Grupo Carso SA de CV Ser A1            31,304
   11,554       Grupo Financiero Banamex
                  Accival SA de CV(1)                  27,102
    7,172       Grupo Industrial Bimbo SA              18,945
    8,150       Grupo Mexico SA                        26,313
    4,850       Grupo Modelo Sa de Cv                  40,939
      780       Grupo Televisa GDS(1)                  28,567
    3,900       Industrias Penoles SA                  16,483
    5,950       Kimberly Clark de Mexico SA            30,736
    2,620       Telefonos de Mexico ADR               147,703
      500       Tv Azteca ADS(1)                        9,813
                                                   ----------
                                                      544,885
                                                   ----------
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS (CONTINUED)             VALUE
  ------        -------------------------             -----
                NETHERLANDS - 4.77%
    3,064       ABN-AMRO Holdings NV               $   70,696
      350       Akzo Nobel NV                          71,102
    4,000       Elsevier NV                            65,813
    1,500       Fortis Amev NV                         88,503
    2,200       Ing Groep NV                          124,844
    1,800       Koninklijke PTT Nederland NV           93,252
    1,300       Philips Electronic                     95,410
    7,280       Royal Dutch Petroleum                 412,073
    2,440       Unilever NV                           164,564
    1,500       Vendex International NV                94,979
    4,480       Ver Ned Uitgevers                     153,225
                                                   ----------
                                                    1,434,461
                                                   ----------
                POLAND - 1.38%
      900       Agros Holding SA(1)                    20,982
    1,900       Amica Wronki(1)                        35,491
      300       Bank Przemyslowo Handlowy SA           23,893
    1,900       Bank Rozwoju Eksportu SA               52,824
      800       Bank Slaski SA                         57,922
   35,100       BIG Bank Gdanski SA                    49,301
      700       Debica SA                              18,245
    9,300       Elektrim Spolka Akcyjna SA            115,814
    4,600       Polifarb Cieszyn-Wroclaw SA(1)         19,184
    2,800       Stomil Olsztyn SA                      21,894
                                                   ----------
                                                      415,550
                                                   ----------
                PORTUGAL - 4.86%
    3,400       Banco Comercial Portugues SA          109,776
    3,400       Banco Comercial Portugues SA Rights    11,005
    5,450       Banco Espirito Santo                  251,790
    1,200       Brisa-Auto Estradas de
                  Portugal SA(1)                       54,806
    3,460       Cimpor (Cimentos de Portugal)         121,926
    9,800       Electricidade de Portugal             227,415
    1,650       Investec Consultadoria
                  Internacional(1)                     66,647
    1,895       Jeronimo Martins                       77,944
    4,000       Mundial Confianca(1)                  129,360
    6,630       Portugal Telecom SA                   344,848
    1,440       Sonae Investimentos Socieda de Gestora
                  de Participacoes Sociais SA          67,782
                                                   ----------
                                                    1,463,299
                                                   ----------
                SPAIN - 5.53%
    2,000       Argentaria Corp Bc                    165,594
    6,800       Autopistas, Concesionari              112,604
    5,300       Banco Bilbao Vizcaya SA               248,780
      700       Banco Central Hispanoame               22,425
      700       Banco Central Hsp Rights                  553
    1,450       Banco Popular Espanol                 140,742
    2,200       Banco Santander SA                    109,572
    5,400       Empresa Nacional de Electricid SA     129,832
    1,600       Gas Natural                            99,866
      800       Gas Y Electricidad Sa                  64,709
   10,600       Iberdrola SA                          161,015
    1,700       Repsol SA                              86,727
    7,300       Telefonica de Espana                  321,736
                                                   ----------
                                                    1,664,155
                                                   ----------
                SWITZERLAND - 6.85%
       72       ABB AG                                107,588
      238       Ciba Specialty Chemical Nw             30,443
      125       Clariant AG                           134,881
      944       Credit Suisse Group                   188,864
       99       Holderbank Finance Glaris AG          103,904
       30       Kuoni Reisen Holdings                 150,543
      138       Nestle SA                             263,691
      253       Novartis AG                           447,754
       29       Roche Holdings AG                     313,876
      150       Schweiz Bankgesellschaft              245,001
      650       Tag Heuer                              73,976
                                                   ----------
                                                    2,060,521
                                                   ----------
                TURKEY - 4.03%
  632,700       Adana Cimento Sanayii                  41,606
  624,237       Akal Tekstil Sanayii                   15,650
  953,203       Akbank                                 69,539
1,770,000       Arcelik AS                            152,769
  323,000       Aygaz AS                               45,800
   57,000       Bagfas Bandirma Gubre AS               56,810
1,562,000       Brisa AS                               78,643
  687,000       Ege Biracilik Ve Malt SA               98,825
  851,000       Eregli Demir Celik                    106,677
   73,000       Ford Otomotiv Sanayi AS                45,005
   73,650       Migros Turk TAS                        65,081
  119,000       Netas Telekomunik AS(1)                37,660
  906,000       Sabanci Holding                        53,062
  794,240       T Sise Cam                             28,073
3,557,000       Turkiye Garanti Bankasi               140,345
  69,7000       Turkiye Is Bankasi                     74,481
 294,5000       Yapi Ve Kredi Bankasi                 101,673
                                                   ----------
                                                    1,211,699
                                                   ----------
--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                                  March 31, 1998

PORTFOLIO OF INVESTMENTS Continued
--------------------------------------------------------------------------------

  SHARES        COMMON STOCKS (CONTINUED)             VALUE
  ------        -------------------------             -----
                UNITED KINGDOM - 7.87%
    6,640       Abbey National PLC                $   128,651
    7,600       Boots Co. PLC                         121,797
    4,600       British Petroleum                      66,401
    8,500       British Telecom PLC                    92,522
    5,900       Commercial Union PLC                  115,202
    3,550       Glaxo Wellcome                         95,533
    3,930       HSBC Holdings                         128,201
    9,500       IMI PLC                                72,385
   16,000       Lasmo PLC                              73,950
   17,059       Lloyds TSB Group PLC                  265,388
    6,200       National Power PLC                     63,541
    9,400       Prudential PLC                        138,208
   11,429       Scot Power                            107,561
    9,100       Scottish & Newcastle PLC              144,007
   10,050       Shell Transport & Trading PLC          73,883
   13,600       Smith Kline Beecham                   171,948
    8,300       Tesco                                  83,256
   15,200       Unilever PLC                          143,815
   11,580       Wolseley PLC                           89,009
    4,490       Zeneca Group PLC                      193,538
                                                  -----------
                                                    2,368,796
                                                  -----------
                VENEZUELA - 4.11%
  106,356       Banco Provincial                      192,478
   12,550       Compania Anonima Nacional
                  Telefonos De Venezuela              524,747
  259,750       Electricid Caracas                    244,938
    9,450       Mavesa SA 144A ADR                     49,613
  363,850       Sider Venezuela ADR                   100,504
   82,231       Venezolana De Cemento                 125,320
                                                  -----------
                                                    1,237,600
                                                  -----------
                TOTAL COMMON STOCKS
                  (COST $23,545,447)               29,866,912
                                                  -----------

                TOTAL INVESTMENTS,
                  AT VALUE (NOTE 1)
                  (COST $23,748,904) - 100%       $30,094,766
                                                  ===========

--------------------------------------------------------------------------------

  (1)  Non-income producing
       The following abbreviations are used in this portfolio:
       ADR - American Depository Receipts; ADS - American Depository Shares;
       GDS - Global Depository Shares
       144A - These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note 1 of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $70,339 as of March 31, 1998.

--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY INDUSTRY

                                    % OF
                                   TOTAL
INDUSTRY                         INVESTMENTS
--------                         -----------
Automotive                          3.73%
Banking                            17.46
Beverages and Tobacco               2.24
Broadcasting and Publishing         1.52
Building Materials                  4.00
Business Services                   0.93
Chemicals                           4.50
Construction and Housing            1.21
Diversified Companies               4.08
Electronics                         6.77
Energy                              7.65
Financial Services                  1.96
Food and Household Products         3.78
Forest Products and  Paper          1.40
Health and Personal Care            4.30
Household Appliances and Durables   1.14
Insurance                           6.08
Machinery and Engineering           1.53
Materials and Commodities           0.60
Merchandising                       3.10
Metals and Mining                   0.39
Real Estate                         0.07
Steel                               0.89
Telecommunications                 13.86
Textiles and Apparel                0.58
Tourism                             0.50
Transportation                      0.76
Utilities                           4.97
                                  ------
                                  100.00%
                                  ======

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1998

                                                         ESTABLISHED       GROWTH &      OPPORTUNITY     INTERNATIONAL
                                                          VALUE FUND      INCOME FUND     VALUE FUND         FUND
                                                         -----------      -----------    -----------     -------------
ASSETS
   Investments in securities, at cost                    $358,465,016    $43,987,806    $115,402,170     $23,748,904
                                                         ============    ===========    ============     ===========
   Investments in securities, at value (Note 1)          $563,758,932    $59,698,500    $174,454,561     $30,094,766
   Cash                                                       187,719         10,468          30,931       2,043,534
   Foreign currency, at value (Note 1) (Cost $619,985)             --             --              --         584,859
   Receivable for securities sold                                  --             --         328,189         596,412
   Receivable for Fund shares sold                          3,687,669        339,549       1,127,047          21,075
   Dividends and interest receivable                          492,337        112,195          63,521          58,331
   Forward foreign exchange currency contracts,
     at value (Note 1)                                             --             --              --          66,315
   Prepaid expenses and other assets                           23,056          7,488          11,031           4,104
   Organization expenses, net (Note 1)                             --          2,526              --          10,356
                                                         ------------    -----------    ------------     -----------
     TOTAL ASSETS                                         568,149,713     60,170,726     176,015,280      33,479,752
                                                         ------------    -----------    ------------     -----------
LIABILITIES
   Payable for Fund shares redeemed                           388,782         16,537         153,105          27,625
   Payable for securities purchased                                --             --              --          91,553
   Accrued investment advisory fee (Note 2)                   231,912         29,639          85,196          20,568
   Other accrued expenses payable to adviser (Note 2)         257,653         31,373          85,878          37,518
   Other accrued expenses and liabilities                      16,814          2,025           6,852          20,850
   Futures variation margin payable                                --             --              --           3,462
                                                         ------------    -----------    ------------     -----------
     TOTAL LIABILITIES                                        895,161         79,574         331,031         201,576
                                                         ------------    -----------    ------------     -----------
NET ASSETS                                               $567,254,552    $60,091,152    $175,684,249     $33,278,176
                                                         ============    ===========    ============     ===========
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                             $346,809,964    $44,250,538    $109,964,485     $27,448,501
   Accumulated undistributed net investment
     income (loss)                                            305,847          3,901         206,426          12,679
   Accumulated undistributed net realized
     gains (losses)                                        14,844,825        126,019       6,460,947        (540,694)
   Net unrealized appreciation of investments             205,293,916     15,710,694      59,052,391       6,345,862
   Net unrealized appreciation on translation
     of assets and liabilities in foreign currency                 --             --              --          11,828
                                                         ------------    -----------    ------------     -----------
NET ASSETS                                               $567,254,552    $60,091,152    $175,684,249     $33,278,176
                                                         ============    ===========    ============     ===========
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares
      authorized)                                          16,713,114      2,072,968       6,298,471       1,739,146
                                                         ============    ===========    ============     ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (Note 1)        $33.94         $28.99          $27.89          $19.13
                                                         ============    ===========    ============     ===========

--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                               For the year ended March 31, 1998

                                                  ESTABLISHED       GROWTH &      OPPORTUNITY     INTERNATIONAL
                                                   VALUE FUND      INCOME FUND     VALUE FUND         FUND
                                                  -----------      -----------    -----------     -------------
INVESTMENT INCOME:
   Dividends, net of foreign withholding taxes   $  5,183,890     $   890,955     $   940,214      $  432,272
   Interest                                         7,688,489         143,096       2,143,373         145,489
                                                 ------------     -----------     -----------      ----------
     TOTAL INVESTMENT INCOME                       12,872,379       1,034,051       3,083,587         577,761
                                                 ------------     -----------     -----------      ----------
EXPENSES:
   Investment advisory fee (Note 2)                 2,580,124         267,848         881,658         282,889
   Distribution (Note 2)                            2,454,412         206,037         710,599         141,445
   Transfer agency fees (Note 2)                      303,442          47,227         130,769          41,353
   Accounting services fees (Note 2)                   80,669          40,000          40,000          60,000
   Custodian fees (Note 1)                             23,598          12,002          19,263          79,583
   Registration fees                                   43,019          23,113          32,427          18,955
   Professional fees                                   14,022          12,937          12,758          32,716
   Printing                                            40,438           7,236          15,904           5,889
   Trustees' fees (Note 2)                              7,067           6,394           6,618           7,050
   Amortization of organization expense (Note 1)           --           1,153              --           4,746
   Other                                               27,303           3,321           8,356           3,285
                                                 ------------     -----------     -----------      ----------
     GROSS EXPENSES                                 5,574,094         627,268       1,858,352         677,911
     LESS FEES WAIVED BY THE ADVISER (Note 2)              --              --              --        (112,829)
     LESS EARNINGS CREDITS ON CASH BALANCES
       (Note 1)                                        (4,374)        (12,002)         (2,140)             --
                                                 ------------     -----------     -----------      ----------
     NET EXPENSES                                   5,569,720         615,266       1,856,212         565,082
                                                 ------------     -----------     -----------      ----------
NET INVESTMENT INCOME                               7,302,659         418,785       1,227,375          12,679
                                                 ------------     -----------     -----------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
   Net realized gain (loss) on investments         41,231,389         278,290      20,508,362        (254,868)
   Net realized loss on foreign currency
     transactions                                          --              --              --        (208,788)
   Net change in unrealized appreciation
     of investments                                79,580,611      12,198,030      26,917,903       5,495,316
   Net change in unrealized depreciation
     of foreign currency transactions                      --              --              --          13,438
                                                 ------------     -----------     -----------      ----------
NET REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS                                     120,812,000      12,476,320      47,426,265       5,045,098
                                                 ------------     -----------     -----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                     $128,114,659     $12,895,105     $48,653,640      $5,057,777
                                                 ============     ===========     ===========      ==========


--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                         ESTABLISHED VALUE FUND       GROWTH & INCOME FUND      OPPORTUNITY VALUE FUND
                                               YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                         ----------------------     -----------------------    ------------------------
                                          3/31/98       3/31/97       3/31/98       3/31/97       3/31/98       3/31/97
                                          -------       -------       -------       -------       -------       -------
FROM OPERATIONS:
   Net investment income (loss)     $   7,302,659  $  6,257,379  $    418,785  $    242,652  $  1,227,375  $    984,370
   Net realized gain (loss) on
     investments                       41,231,389    37,844,738       278,290       337,124    20,508,362     9,839,496
   Net realized loss on foreign
     currency transactions                     --            --            --            --            --            --
   Net change in unrealized
     appreciation of investments       79,580,611    11,774,353    12,198,030     2,325,455    26,917,903     1,731,084
   Net change in unrealized
     depreciation on translation
     of assets and liabilities in
     foreign currencies                        --            --            --            --            --            --
                                    -------------  ------------  ------------  ------------  ------------  ------------
     Net increase in net assets
       resulting from operations      128,114,659    55,876,470    12,895,105     2,905,231    48,653,640    12,554,950
                                    -------------  ------------  ------------  ------------  ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income               (7,488,999)   (6,248,864)     (483,144)     (190,392)   (1,400,935)     (780,766)
   Net realized capital gains         (39,693,896)  (32,341,951)     (376,650)     (112,745)  (18,567,761)   (9,624,857)
                                    -------------  ------------  ------------  ------------  ------------  ------------
     Decrease in net assets from
       distributions to shareholders  (47,182,895)  (38,590,815)     (859,794)     (303,137)  (19,968,696)  (10,405,623)
                                    -------------  ------------  ------------  ------------  ------------  ------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold          177,661,831   150,040,288    28,457,239    13,724,115    97,738,720    74,520,949
   Net asset value of shares
     issued in reinvestment
     of distributions                  46,070,717    37,843,938       837,101       297,051    19,731,335    10,317,863
   Payments for shares redeemed      (167,135,296) (141,861,173)   (6,940,220)   (2,898,897)  (84,921,607)  (75,515,812)
                                    -------------  ------------  ------------  ------------  ------------  ------------
     Net increase in net assets from
       Fund share transactions         56,597,252    46,023,053    22,354,120    11,122,269    32,548,448     9,323,000
                                    -------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE IN NET ASSETS          137,529,016    63,308,708    34,389,431    13,724,363    61,233,392    11,472,327
NET ASSETS:
   Beginning of year                  429,725,536   366,416,828    25,701,721    11,977,358   114,450,857   102,978,530
                                    -------------  ------------  ------------  ------------  ------------  ------------
   End of year                      $ 567,254,552  $429,725,536  $ 60,091,152  $ 25,701,721  $175,684,249  $114,450,857
                                    =============  ============  ============  ============  ============  ============
   Undistributed net investment
     income (Note 1)                $     305,847  $    753,874  $      3,901  $     63,881  $    206,426  $    379,986
                                    =============  ============  ============  ============  ============  ============
NUMBER OF FUND SHARES:
   Sold                                 5,536,829     5,266,990     1,118,081       674,493     3,748,080     3,262,371
   Issued in reinvestment of
     distributions to shareholders      1,493,854     1,334,128        33,607        14,650       796,600       454,117
   Redeemed                            (5,224,469)   (4,986,154)     (275,439)     (141,301)   (3,272,472)   (3,315,616)
                                    -------------  ------------  ------------  ------------  ------------  ------------
     Net increase in shares
       outstanding                      1,806,214     1,614,964       876,249       547,842     1,272,208       400,872
   Outstanding at beginning of year    14,906,900    13,291,936     1,196,719       648,877     5,026,263     4,625,391
                                    -------------  ------------  ------------  ------------  ------------  ------------
   Outstanding at end of year          16,713,114    14,906,900     2,072,968     1,196,719     6,298,471     5,026,263
                                    =============  ============  ============  ============  ============  ============


--------------------------------------------------------------------------------



                                            INTERNATIONAL FUND
                                                 YEAR ENDED
                                         ------------------------
                                            3/31/98       3/31/97
                                            -------       -------
FROM OPERATIONS:
   Net investment income (loss)        $     12,679  $    (27,104)
   Net realized gain (loss) on
     investments                           (254,868)      690,706
   Net realized loss on foreign
     currency transactions                 (208,788)     (403,339)
   Net change in unrealized
     appreciation of investments          5,495,316       289,521
   Net change in unrealized
     depreciation on translation
     of assets and liabilities in
     foreign currencies                      13,438       (31,683)
                                       ------------  ------------
     Net increase in net assets
       resulting from operations          5,057,777       518,101
                                       ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                         --            --
   Net realized capital gains              (289,530)      (41,790)
                                       ------------  ------------
     Decrease in net assets from
       distributions to shareholders       (289,530)      (41,790)
                                       ------------  ------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold              9,514,677    12,548,017
   Net asset value of shares issued
     in reinvestment of distribution        266,710        38,087
   Payments for shares redeemed          (6,087,530)   (3,551,439)
                                       ------------  ------------
     Net increase in net assets from
       Fund share transactions            3,693,857     9,034,665
                                       ------------  ------------
TOTAL INCREASE IN NET ASSETS              8,462,104     9,510,976
NET ASSETS:
   Beginning of year                     24,816,072    15,305,096
                                       ------------  ------------
   End of year                          $33,278,176  $ 24,816,072
                                       ============  ============
   Undistributed net investment
     income (Note 1)                    $    12,679            --
                                       ============  ============
NUMBER OF FUND SHARES:
   Sold                                     547,071       780,856
   Issued in reinvestment of
     distributions to shareholders           16,413         2,370
   Redeemed                                (353,559)     (221,365)
                                       ------------  ------------
     Net increase in shares
       outstanding                          209,925       561,861
   Outstanding at beginning of year       1,529,221       967,360
                                       ------------  ------------
   Outstanding at end of year             1,739,146     1,529,221
                                       ============  ============

--------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1998


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Growth Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was created under Ohio law on May 31, 1983. The Trust consists of four series, the Gradison Established Value Fund ("Established Fund"), the Gradison Growth &Income Fund ("Growth & Income Fund"), the Gradison Opportunity Value Fund ("Opportunity Fund") and the Gradison International Fund ("International Fund"), (collectively, the "Funds"), each of which represents a separate diversified fund with its own investment policies.

The public offering of shares of the Funds commenced as follows:

                                  DATE OF
                              PUBLIC OFFERING
                              ---------------
     Established Value Fund       8/16/83
     Growth & Income Fund         2/28/95
     Opportunity Value Fund       8/16/83
     International Fund           5/31/95


The investment objective of the Established Fund and the Opportunity Fund is long-term capital growth by investing primarily in common stocks. The investment objective of the Growth & Income Fund is long-term growth of capital, current income, and growth of income consistent with reasonable investment risk. The investment objective of the International Fund is growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Listed equity securities are valued at the last sale price reported on national securities exchanges, or if there were no sales that day, the security is valued at the closing bid price. Unlisted securities, 144A securities and short-term obligations (and private placement securities) are generally valued at the prices provided by an independent pricing service. Portfolio securities and other assets for which market quotations are not readily available or which are believed to not be valid are valued at their fair value as determined by management using procedures approved by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market value. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian. At the time the Funds enter into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying securities and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Funds enter into repurchase agreements only with selected domestic banks and securities dealers which the Funds' investment adviser believes present minimal credit risk. Refer to the Funds' Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of March 31, 1998.

FUNDS SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS

The net asset value per share of each Fund is computed by dividing the net asset value of each Fund (total

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                                  March 31, 1998

assets less total liabilities) by the number of shares outstanding. The redemption price per share is equal to the net asset value per share.

Distributions to shareholders are recorded on the ex-dividend date.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES

It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Funds' intention to declare as dividends in each calendar year, at least 98% of each Fund's net investment income (earned during the calendar year) and 98% of each Fund's net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments for each Fund is approximately equal to the cost as shown on the Statements of Assets and Liabilities. For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities of the Funds at March 31, 1998 was:

                            GROSS UNREALIZED      GROSS UNREALIZED
                              APPRECIATION          DEPRECIATION
                              OF SECURITIES        OF SECURITIES
                              -------------        -------------
     Established Value Fund   $205,878,885           $  584,969
     Growth & Income Fund       15,819,545              108,851
     Opportunity Value Fund     60,339,374            1,286,983
     International Fund          7,538,110            1,192,248




As of March 31, 1998 the International Fund had a capital loss carryforward for Federal income tax purposes of approximately $360,000 which may be utilized to offset future net realized capital gains through March 31, 2006 prior to distributing such gains to shareholders.

EXPENSES

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of the net assets or number of accounts, as appropriate. In all other respects, expenses are charged to the respective Fund as incurred on a specific identification basis.

EXPENSE OFFSET ARRANGEMENT

Each Fund, other than the International Fund, has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on each Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statements of Operations.

ORGANIZATION EXPENSES

Expenses of organization of the Growth & Income Fund and the International Fund have been capitalized

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                                  March 31, 1998

and are being amortized on a straight-line basis over 60 months commencing upon the public offering of the respective Fund's shares.

INTERNATIONAL FUND FOREIGN CURRENCY TRANSLATION

The accounting records of the International Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

INTERNATIONAL FUND FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended March 31, 1998, the International Fund entered into forward foreign currency contracts under which it was obligated to exchange currencies at specified future dates. The International Fund's currency transactions were transaction hedges and portfolio hedges involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Fund had the following outstanding contracts at March 31, 1998:

PORTFOLIO HEDGES:

                                         U.S.
 BUY/                    FOREIGN        DOLLAR     SETTLEMENT      UNREALIZED
 SELL     AMOUNT         CURRENCY      PROCEEDS       DATE        APPRECIATION
 ----     ------         --------      --------    ----------     ------------
                          German
 Sell   4,900,000       Deutschemark  $2,680,525     4/15/98        $27,165

 Buy    1,200,000      British Pound   1,976,400     4/15/98         39,150
                                                                     ------
                                                                    $66,315
                                                                     ======


At March 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INTERNATIONAL FUND FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the International

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                                  March 31, 1998

Fund records a realized gain or loss equal to the difference between the opening and closing value of the contract.

Currencies with an aggregate market value of $567,262 have been segregated with the custodian for the following open stock index futures contracts at March 31, 1998.


                                           OPEN
                                          MARKET      MARKET     UNREALIZED
 TYPE                       EXPIRATION    VALUE       VALUE    (DEPRECIATION)
 ----                       ----------    ------      ------   --------------
 Long     Nikkei 300(Yen)      6/98      $593,821    $582,326    $(11,495)


NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Trust's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement ("Agreement"). Under the terms of the Agreement, the Funds pay McDonald a fee computed and accrued daily and paid monthly based upon each Fund's daily net assets, other than the International Fund, at the annual rate of .65% on the first $100 million, .55% on the next $100 million and .45% on any amounts in excess of $200 million. The International Fund pays McDonald a fee computed and accrued daily and paid monthly based upon its daily net assets at the annual rate of 1.00% of the first $100 million of its average daily net assets, .90% of the next $150 million,
 .80% of the next $250 million and .75% of net assets in excess of $500 million for acting as its investment adviser. McDonald has engaged Blairlogie Capital Management ("Blairlogie") as Sub-Advisor for the International Fund pursuant to a Sub-Advisor Agreement, and McDonald compensates Blairlogie from its advisory fee at the rate of .80% of the first $25 million of average daily net assets,
 .70% of the next $25 million, .60% of the next $50 million, .50% of the next $150 million, and .40% of assets in excess of $250 million.

The Agreement provides that McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Funds. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Funds.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Funds. Effective July 1, 1997, the Funds pay McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.50 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. Prior to July 1, 1997 the Funds, other than the International Fund, paid McDonald a monthly fee for transfer agency and administrative services at an annual rate of $18.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. Prior to July 1, 1997 the International Fund paid McDonald a monthly fee for transfer agency and administrative services at an annual rate of $19.25 per shareholder non-zero balance account, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Funds, other than the International Fund, pay McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .03% on the first $100 million, .02% on the next $100 million and .01% on any amount in excess of $200 million, with a minimum annual fee of $40,000. The International Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .045% on the first $100 million, .03% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $60,000.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                                  March 31, 1998

Under the terms of an Expense Reimbursement Agreement, McDonald has agreed to forego fees owed to it under the Advisory Agreement or any other agreement with the Trust and to reimburse the Growth & Income Fund and the International Fund if, and to the extent that, expenses (excluding brokerage commissions, taxes, interest and extraordinary items) borne by the respective Fund in any fiscal year exceed 1.50% with respect to the Growth & Income Fund, and 2.00% with respect to the International Fund, of the average net assets of the respective Fund. This agreement is in effect until July 31, 1998 and is subject to termination by either party upon written notice subsequent to that date. In addition, McDonald may, at its discretion, agree to waive fees and/or reimburse a Fund for other expenses in order to limit the Fund's expenses to a specified percentage of average net assets lower than the amount subject to the agreement. For the year ended March 31, 1998, McDonald waived $59,867 of advisory fees and distribution expenses of $52,962 with respect to the International Fund.

In accordance with the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Funds pay McDonald a service fee for personal services to shareholders including shareholder liaison services such as responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Funds' average daily net assets. The Funds also pay McDonald a fee for its assistance in selling shares of the Fund including advising shareholders regarding purchase, sale and retention of Funds shares. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $5,000 payable in quarterly installments and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

For the year ended March 31, 1998, cost of purchases, and proceeds from the sale of securities, excluding short-term securities, amounted to:


                                    COST OF       PROCEEDS
                                   PURCHASES     FROM SALES
                                   ---------     ----------
     Established Value Fund       $71,681,680    $82,965,939
     Growth & Income Fund          22,952,595      1,428,477
     Opportunity Value Fund        44,047,629     45,068,610
     International Fund            24,162,712     21,214,411

                                ARTHUR ANDERSEN



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------



To the Shareholders and Board of Trustees of the Gradison Growth Trust:



We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Gradison Growth Trust (comprising, respectively, the Gradison Established Value Fund, Gradison Opportunity Value Fund, Gradison Growth & Income Fund and the Gradison International Fund) as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all the material respects, the financial position of each of the respective portfolios constituting the Gradison Growth Trust as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



[SIGNATURE, ARTHUR ANDERSEN LLP]



Cincinnati, Ohio,
May 6, 1998

GRADISON FAMILY OF FUNDS
--------------------------------------------------------------------------------


Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.



     GOVERNMENT INCOME FUND
     An income fund which invests in intermediate to long-term U.S. Government securities.

     OHIO TAX-FREE INCOME FUND
     An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

     ESTABLISHED VALUE FUND
     A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

     GROWTH & INCOME FUND
     A common stock fund that seeks long-term capital growth, current income and growth of income.

     OPPORTUNITY VALUE FUND
     A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

     INTERNATIONAL FUND
     A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

     MONEY MARKET FUNDS
     Gradison offers a full range of taxable and tax-free money market funds.





Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE $1.00 SHARE PRICE. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.